UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Minden Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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May 27, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Minden Bancorp, Inc.  The meeting will be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana  71055 on Tuesday, July 12, 2011 at 8:15 a.m., Central Time.

At our Annual Meeting, you will be asked to elect two directors for a three-year term, to consider and approve the adoption of Minden Bancorp’s 2011 Stock Option Plan, consider and approve the adoption of Minden Bancorp’s 2011 Recognition and Retention Plan and Trust Agreement and ratify the appointment of Heard, McElroy & Vestal, LLP, our independent registered public accounting firm, for the year ending December 31, 2011.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Minden Bancorp, Inc. is sincerely appreciated.

Very truly yours,

/s/Jack E. Byrd, Jr.
Jack E. Byrd, Jr.
Chairman, President and Chief Executive Officer

MINDEN BANCORP, INC. 100 MBL Bank Drive Minden, Louisiana 71055 (318) 371-4156
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	8:15 a.m., Central Time, Tuesday, July 12, 2011

PLACE	MBL Bank 100 MBL Bank Drive Minden, Louisiana

ITEMS OF BUSINESS	(1) (2) (3) (4) (5)
To elect two directors for a three-year term expiring in 2014 and until the successors are elected and qualified;
To consider and approve the adoption of the 2011 Stock Option Plan;
To consider and approve the adoption of the 2011 Recognition and
Retention Plan and Trust Agreement;
To ratify the appointment of Heard McElroy & Vestal, LLP as our independent registered public accounting firm for the year ending December
31, 2011; and
To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Minden Bancorp, Inc. common stock of record at the close of business on May 16, 2011 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2010 Annual Report on Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction card you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

May 27, 2011	BY ORDER OF THE BOARD OF DIRECTORS /s/Beverly Mayfield Beverly Mayfield Corporate Secretary

MINDEN BANCORP, INC.

PROXY STATEMENT

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Minden Bancorp, Inc., the holding company for MBL Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana, on Tuesday, July 12, 2011 at 8:15 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about May 27, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 12, 2011.  This proxy statement and our 2010 Annual Report on Form 10-K are available on our website at www.mblminden.com, under the “About Us” heading.  The same website address also contains information on how to obtain directions to attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the election of directors, adoption of the 2011 Stock Option Plan, adoption of the 2011 Recognition and Retention Plan and Trust Agreement and ratification of the appointment of our independent registered public accounting firm.  In addition, management will report on the performance of Minden Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, May 16, 2011, are entitled to vote at the meeting. On the record date, we had 2,382,137 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

Yes.  All shareholders are invited to attend the Annual Meeting.  Shareholders of record can vote in person at the Annual Meeting.  If your shares are held in “street” name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice in advance of the Annual Meeting to our Corporate Secretary, Ms. Beverly Mayfield, Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana 71055, stating that you would like to revoke your proxy.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors, adoption of the 2011 Stock Option Plan or adoption of the 2011 Recognition and Retention Plan and Trust Agreement if you do not furnish instructions for such proposals.  You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to elect directors, adopt the 2011 Stock Option Plan and adopt the 2011 Recognition and Retention Plan are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in its discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shareholders considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, (ii) FOR adoption of the 2011 Stock Option Plan, (iii) FOR adoption of the 2011 Recognition and Retention Plan and Trust Agreement and (iv) FOR the ratification of the appointment of our independent registered public accounting firm.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.  The two nominees for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the total shares outstanding and entitled to vote at the annual meeting is required for approval of the proposals to adopt the 2011 Stock Option Plan and adopt the 2011 Recognition and Retention Plan and Trust Agreement.  The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of Heard McElroy & Vestal, LLP for the fiscal year ended December 31, 2011.  Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify Heard McElroy & Vestal, LLP as our independent registered public accounting firm.  Under applicable rules, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may not vote on the election of directors or the adoption of the 2011 Stock Option Plan or the 2011 Recognition and Retention Plan and Trust Agreement if you do not furnish instructions for such proposals.  You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”  Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to elect directors and adopt the 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.

Because of the required vote on the proposals to adopt the 2011 Stock Option Plan and 2011 Recognition and Retention Plan and Trust Agreement, abstentions and “broker non-votes” will have the same effect as a vote against these proposals.  For the same reason, the failure of any Minden Bancorp shareholder to vote by proxy or in person at the Annual Meeting will also have the effect of a vote against the proposals to adopt the 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three-year terms and until their successors are elected and qualified.  The number of directors currently authorized by resolution of the Board is eight.

At this Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2014 and until their successors are elected and qualified.  Shareholders of Minden Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. A. David Evans and R.E. Woodard, III to a three-year term expiring in 2014.  All of our current directors have served as directors of Minden Bancorp since its organization in September 2010, and all of such directors also serve as directors of MBL Bank, Minden Bancorp’s wholly owned subsidiary.  None of our directors or nominees for director are related to any of Minden Bancorp’s other directors or executive officers by blood, marriage or adoption.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues.  Ages are reflected as of December 31, 2010.  Service as a director includes service as a director of MBL Bank prior to the organization of Minden Bancorp, Inc. in 2010.  For purposes hereof, references to Minden Bancorp include its predecessor Minden Bancorp, Inc., a federal corporation, which merged with and into Minden Bancorp (which was initially formed in September 2010) on January 4, 2011 in connection with the second-step conversion of MBL Bank to the stock holding company structure.

Nominees for Director for a Three-Year Term Expiring in 2014

Name	Age	Principal Occupation During the Past Five Years/Public Directorships

A. David Evans	69
President and Chief Executive Officer of MBL Bank from July 1989 to January 2008 and of Minden Bancorp from July 2002 to January 2008; Chairman of the Board of the predecessor of Minden Bancorp from 2002 to 2011 when it merged into Minden Bancorp.

Mr. Evans brings to the Board knowledge of Minden Bancorp’s operations through his service as President and Chief Executive Officer of Minden Bancorp for six years and of MBL Bank for 19 years.  He also brings extensive knowledge of and familiarity with the market area in which we operate.

Name	Age	Principal Occupation During the Past Five Years/Public Directorships

R.E. Woodard, III	58
Director. Certified financial planner for Lincoln Financial Group, an insurance and investment management company headquartered in Philadelphia, Pennsylvania, since 1975.

Mr. Woodard brings to the Board his extensive knowledge of the insurance industry as well as his knowledge of the local business community.

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2012

Name	Age	Principal Occupation During the Past Five Years/Public Directorships

John P. Collins	63
Director.  Owner and President of A.J. Price, Inc., an auto parts store, Minden, Louisiana, since 1970 and owner and President of A.J. Price Tire, LLC, Benton, Louisiana, since 2005.

Mr. Collins brings to the Board entrepreneurial and business management experience from successfully managing a business for 40 years. Mr. Collins also lives and works in Minden.

F. Dare Lott, Jr.	60
Director. Veterinarian and owner of the Minden Animal Clinic, Minden, Louisiana, since 1974; President of Plantation Farm, Minden, Louisiana, since 2009; owner and President of PetCare Animal Hospital, Haughton, Louisiana since 2006; President of I-20 Equine Associates, Minden, Louisiana, since 2002.

Mr. Lott brings to the Board his entrepreneurial and business management experience from successfully managing a number of businesses including operating a successful veterinary practice for more than 35 years. He also has extensive knowledge of Minden and the surrounding communities.

Michael W. Wise	52
Director.  Certified Public Accountant with Jamieson Wise and Martin, Minden, Louisiana, since 1980.

Mr. Wise brings to the Board extensive financial experience as well as experience in public accounting resulting from his operation of an accounting firm for 30 years.

Directors Whose Term Expires in 2013

Name	Age	Principal Occupation During the Past Five Years/Public Directorships

Russell A. Adams	85
Director and Secretary of the Board of Directors. Retired. Previously, served as President of MBL Bank, Minden, Louisiana, from 1960 to 1987.

Mr. Adams brings to the Board perspective and experience gained as a director for fifty years and managing officer of MBL Bank for more than 25 years.

Jack E. Byrd, Jr.	64
Director. President and Chief Executive Officer of Minden Bancorp since January 2008; Chairman of the Board since September 2010; previously Senior Financial Advisor of Minden Bancorp and MBL Bank from April 2007 to January 2008; previously President, Regions Bank of North Louisiana, from 1999 to March 2007; previously President of Minden Bank & Trust Company from 1989 until its merger with Regions Bank in 1999.

As Chairman, President and Chief Executive Officer, Mr. Byrd brings to the Board knowledge of Minden Bancorp’s operations, as well as perspective on its strengths, challenges and opportunities. He also brings more than 30 years of involvement in community banking in Webster Parish.

Michael S. Harper	59
Director. President and owner of Harper Motors, Inc., Minden, Louisiana from 1996 to present; President and owner of Julian Foy Motors, Inc., Many, Louisiana since 2003.

Mr. Harper brings to the Board his entrepreneurial and business management experience from successfully operating two automobile dealerships in Webster and Sabine Parishes as well as his in-depth knowledge of the communities that we serve.

Executive Officers Who Are Not Also Directors

The following individuals currently serve as executive officers of Minden Bancorp.  Age is reflected as of December 31, 2010.  References to Minden Bancorp include its predecessor, Minden Bancorp, Inc., a federal corporation.

Name	Age	Principal Occupation During the Past Five Years

Becky T. Harrell	59	Chief Financial Officer and Treasurer of MBL Bank since 2002. Treasurer of Minden Bancorp since 2002 and Chief Financial Officer and Treasurer since September 2010.

Michael P. Burton	50
Senior Vice President and Senior Loan Officer as well as Secretary of Minden Bancorp from 2002 until 2011.  Senior Loan Officer of MBL Bank from April 2001 to June 2002 and Senior Vice President and Senior Loan Officer since July 2002.

In accordance with Minden Bancorp’s bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.  There are no arrangements or understandings between Minden Bancorp and such persons pursuant to which they were elected as executive officers of Minden Bancorp and such officers are not related to any director or officer of Minden Bancorp by blood, marriage or adoption.

Director Compensation

Directors of new Minden Bancorp who also serve as directors of MBL Bank are not compensated by Minden Bancorp but compensated by MBL Bank for such service.  It is not anticipated that separate compensation will be paid to Minden Bancorp’s directors who also serve as directors of MBL Bank until such time as such persons devote significant time to the separate management of Minden Bancorp’s affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of MBL Bank.  We may determine that such compensation is appropriate in the future. The primary elements of MBL Bank’s director compensation program consist of equity compensation and cash compensation.

During fiscal 2010, members of MBL Bank’s Board of Directors received $1,200 per regular Board meeting held.  Board fees are subject to periodic adjustment by the Board of Directors. Each director also receives a retainer which is paid each January for services to be provided in the fiscal year. For services performed during fiscal 2010, each director of MBL Bank received an annual retainer of $8,000. Directors receive no additional compensation for service on committees. The members of the Board may also receive bonuses in December of each year.  In fiscal 2011, each director will receive $1,300 per regular Board meeting held as well as an annual retainer of $8,000.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash	All Other Compensation		Total
Russell A. Adams	$25,000	$--		$25,000
John P. Collins	23,800	--		23,800
A. David Evans	23,800	43,303	(2)	67,103
Michel S. Harper	23,800	--		23,800
A. Loye Jones(1)	23,800	--		23,800
F. Dare Lott, Jr.	23,800	--		23,800
Michael W. Wise	23,800	--		23,800
R.E. Woodard, III	23,800	--		23,800

___________________
(1)  Mr. Jones retired effective December 23, 2010.

(2)  Reflects the amount accrued for Mr. Evans’ benefit pursuant to his supplemental executive retirement agreement.

Committees and Meetings of the Board of Directors

During the year ended December 31, 2010, the Board of Directors of Minden Bancorp, met five times and MBL Bank met 14 times.  The Board of Directors of the predecessor corporation, Minden Bancorp, Inc., a federal corporation, met 12 times in 2010. No director of Minden Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has served as a director and the total number of meetings held by all committees of the Minden Bancorp Board on which he served.   Although members of Minden Bancorp’s Board of Directors are not subject to the independence standards set forth in the Nasdaq listing standards since the common stock of Minden Bancorp is not a listed security, the Board has determined that a majority of its members (Messrs. Adams, Collins, Harper, Lott, Wise and Woodard) would be independent under such standards.

Membership on Certain Board Committees after the Conversion and Offering. Following completion of the second-step conversion of MBL Bank, the Board of Directors of Minden Bancorp established an Audit Committee, Compensation Committee and a Nominating Committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating
John P. Collins		X	X
Michael S. Harper			X
F. Dare Lott, Jr.	X	X	X
Michael W. Wise	X
R.E. Woodard, III	X	X

Nominating Committee. Minden Bancorp is not currently subject to the listing requirements of the Nasdaq Stock Market. However, subsequent to the completion of the second-step conversion in January 2011 it created a Nominating and Corporate Governance Committee (the “Nominating Committee”).  The Nominating Committee recommends to the full Board, nominees for election as directors. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provisions of Minden Bancorp’s bylaws relating to shareholder nominations.  Each member of the nominating committee is independent within the meaning of the listing standards of the Nasdaq Stock Market. The current members of the nominating committee are Messrs. Harper (Chairman), Lott and Collins.  The Nominating Committee met once in 2011 to consider director nominations and recommended nominees for this Annual Meeting. A copy of the Nominating and Corporate Governance Committee charter can be viewed on our website at www.mblminden.com.

Audit Committee.  The Audit Committee currently consists of Messrs. Lott, Wise and Woodard. Dr. Lott serves as Chairman of the Committee, all of who are independent directors as defined in the rules of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission.  The Audit Committee reviews audit reports prepared by our independent registered public accounting firm, recommends appointment of outside auditors and reviews internal audits.

Minden Bancorp has determined that Mr. Wise meets the requirements adopted by the Securities and Exchange Commission for qualification as the Audit Committee’s financial expert.  An audit committee financial expert is defined as a person who has the following attributes:  (i) an understanding of accounting principles generally accepted in the United States of America and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and allowances; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The members of Minden Bancorp’s Audit Committee are not subject to the “independence” requirement set forth in the Nasdaq listing standards. The Audit Committee met six times in 2010. A copy of the Audit Committee charter can be viewed on our website at www.mblminden.com.

Strategic Planning Committee.  The Strategic Planning Committee meets to discuss long-range planning considerations.  The Strategic Planning Committee, which currently consists of Messrs. Evans (Chairman), Byrd, Lott and Woodard met twice during 2010.

Compensation Committee. The Compensation Committee assists the Board of Directors in carrying out its responsibilities with respect to overseeing the compensation policies and practices of Minden Bancorp with its focus primarily on the provision of stock benefits.  The Compensation Committee currently consists of Messrs. Lott (Chairman), Collins and Woodard. The Compensation Committee did not meet in 2010.  The Human Resource Committee of MBL Bank is composed of the same individuals and meets periodically to review and establish senior executive compensation including salaries, bonuses, perquisites and deferred/retirement compensation. The Human Resource Committee of MBL Bank met one time in 2010.  A copy of our Compensation Committee charter can be viewed on our website at www.mblminden.com.

Board Leadership Structure

Mr. Byrd serves as the Chairman, President and Chief Executive Officer of the existing Minden Bancorp.  The Board of Directors of Minden Bancorp has determined that the appointment of our President and Chief Executive Officer as the Chairman of the Board of Minden Bancorp will promote a unity of vision for Minden Bancorp as its continues to implement its strategic goals, including completing its transformation to a community bank.  In addition, the President and Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of new Minden Bancorp. By combining the President and Chief Executive Officer and Chairman positions, the Board believes there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy and goals. The Board is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these will be limited by existing safeguards which include the fact that as a financial institution holding company, the operations of new Minden Bancorp will be highly regulated.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Minden Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Directors’ Attendance at Annual Meetings

This is our first Annual Meeting of Shareholders following Minden Bancorp’s initial public offering completed in January 2011 in connection with the second-step conversion of MBL Bank from the mutual holding company structure to the stock holding company structure.  Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we currently expect that all our directors will attend the Annual Meeting.

Director Nominations

Nominees for director of Minden Bancorp are considered by the Nominating Committee and recommended to the full Board of Directors.  The Nominating Committee will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2011, this notice must have been received by January 31, 2011.

The charter of the Nominating Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Code of Ethics

Minden Bancorp has adopted a comprehensive Code of Ethics for Employees, Officers and Directors which requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Minden and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Minden Bancorp.  Our separate Code of Ethics for Senior Financial Officers specifically imposes standards of conduct on our chief executive officer, chief financial and accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the Securities and Exchange Commission dealing with corporate codes of conduct.

Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Ethics.  Copies of our Code of Ethics and Code of Ethics for Senior Financial Officers are available on our website at www.mblminden.com under the “About Us” heading.  In accordance with the requirements of the Securities and Exchange Commission’s Form 8-K, we will disclose on Form 8-K the nature of any amendments to the Code of Ethics for Senior Financial Officers (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of the Code of Ethics for Senior Financial Officers, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Ethics for Senior Financial Officers that has been made known to any of our executive officers.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by MBL Bank for services rendered in all capacities during the fiscal years ended December 31, 2010 and 2009 to the principal executive officer and the two other executive officers whose total compensation exceeded $100,000 during fiscal 2010.  Minden Bancorp, the holding company of MBL Bank, does pay separate cash compensation to its executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(1)		Option Awards(1)		All Other Compensation(2)	Total
Jack E. Byrd, Jr. Chairman, President and Chief Executive Officer	2010 2009	$191,667 150,000	$30,099 25,099	$	-- 59,664	$	-- 53,269	$60,622 52,176	$282,388 340,207
Becky T. Harrell Chief Financial Officer	2010 2009	77,083 74,583	12,000 11,500		-- --		-- --	23,776 25,574	112,860 111,677
Michael P. Burton Senior Vice President and Senior Loan Officer	2010 2009	114,000 110,977	22,500 21,500		-- --		-- --	27,864 27,691	164,364 160,168
___________________
(1)
Reflects the grant date value in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options that were granted during the fiscal year.  The valuation of the restricted stock awards is based on a grant date fair value of $11.00.  The assumptions used in valuing the stock option awards are set forth in Note 14 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2010. Mr. Byrd was granted in January 2009 (i) an option covering 11,974 shares and (ii) restricted stock awards covering 5,424 shares. The restricted stock awards and options vest pro rata over five years beginning in January 2010.

(2)
Includes contributions by MBL Bank of $13,006, $8,130 and $5,315 to the accounts of Messrs. Byrd and Burton and Ms. Harrell, respectively, under the MBL Bank 401(k) Plan during fiscal 2010. Also includes the fair market value ($16.25) on December 31, 2010, the date shares of Minden Bancorp common stock were deemed allocated, multiplied by the 869.9751, 580.6993 and 380.9236 shares  (estimated) allocated to the employee stock ownership plan accounts of Messrs. Byrd and Burton and Ms. Harrell, respectively, during fiscal 2010.  Also includes $9,271 and $5,298 accrued for the benefit of Ms. Harrell and Mr. Burton, respectively, pursuant to supplemental executive retirement agreements. Includes $23,800 in directors’ fees paid to Mr. Byrd during fiscal 2010.  In addition, includes dividends paid on restricted stock awards in fiscal 2010 to Mr. Byrd, an automobile allowance for Mr. Byrd and the expense of providing company-owned automobiles for Mr. Burton and Ms. Harrell.

Outstanding Equity Awards at Fiscal Year-End

No awards of stock options or restricted stock were made in fiscal 2010.  Minden Bancorp granted awards of restricted stock and stock options during fiscal 2009 to Mr. Byrd as described above.  The table below sets forth outstanding equity awards at our fiscal year-end, December 31, 2010, to Messrs. Byrd and Burton and Ms. Harrell.

					Stock Awards(1)
	Option Awards				Number of
	Number of Securities				Shares or		Market Value
	Underlying Unexercised				Units of		of Shares or
	Options(1)		Option	Option	Stock That		Units of Stock
			Exercise	Expiration	Have Not		That Have
Name	Excercisable	Unexercisable	Price	Date	Vested		Not Vested(3)
Jack E. Byrd, Jr.	1,955	2,933	$11.96	4/8/2018	5,013	(2)	$81,461
	4,172	16,695	6.31	1/13/2019	--		--
Becky T. Harrell	10,456	--	8.82	5/15/2013	--		--
Michael P. Burton	13,941	--	8.82	5/15/2013	--		--

________________
(1)
Takes into account the effect of the second-step conversion which was completed on January 4, 2011.  The number of shares of common stock subject to options and unvested restricted stock awards were adjusted for the exchange ratio of 1.7427.

(2)
Includes a grant during fiscal 2009 of restricted stock in the amount of 5,424 shares which commenced vesting at the rate of 20% per year commencing on January 13, 2010.  The number of unvested shares reflected in the table has not been adjusted to reflect the application of the exchange ratio. As of January 4, 2011, upon completion of the second-step conversion, the number of unvested shares was adjusted to 8,737.

(3)
Calculating by multiplying the closing price of our common stock on December 31, 2010, which has $16.25, by the number of shares of common stock underlying Mr. Byrd’s stock awards.  Using the closing price ($12.85) on January 5, 2011, the first trading day after the completion of the second step conversion, and applying the exchange ratio, the value would be $112,270.

Option Exercises and Stock Vested

The following table provides information concerning the vesting of stock awards for the one named executive officer who had stock awards vest during 2010, on an aggregate basis. No named executive exercised any stock options during 2010.  Since shares subject to the restricted stock award vested prior to the completion of the second-step conversion in January 2011, no adjustment has been applied with respect to the number of shares to take into account the exchange ratio.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Received on Vesting
Jack E. Byrd, Jr.	1,309	$19,682

Employment Agreement

MBL Bank entered into an employment agreement with Mr. Byrd dated January 1, 2009.  The employment agreement is designed to comply with Section 409A of the Internal Revenue Code.  MBL Bank has agreed to employ Mr. Byrd for a term of three years in his current positions of President and Chief Executive Officer.  The agreement with Mr. Byrd is at his current salary level, subject to periodic adjustment in the discretion of the Board.  The employment agreement will be reviewed annually by the Board of Directors of MBL Bank.  The term of Mr. Byrd’s employment agreement shall be extended annually for a successive additional one-year period unless either party elects, not less than 60 days prior to the anniversary date, not to extend the employment term.

The employment agreement is terminable with or without cause by MBL Bank.  Mr. Byrd has no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by MBL Bank for cause or Mr. Byrd’s death.  The agreement provides for certain benefits in the event of Mr. Byrd’s disability or retirement.  In the event that (1) the employment agreement is terminated by MBL Bank other than for cause, disability, retirement or death or (2) Mr. Byrd terminates his employment because MBL Bank takes certain adverse actions with respect to his employment prior to a change in control, then Mr. Byrd will be entitled to a cash severance payment.  The amount of such cash severance will be equal to two times his annual compensation (as defined in the agreement), plus the continuation of certain miscellaneous fringe benefits.  Mr. Byrd will also receive a lump sum cash payment equal to the projected cost to MBL Bank of providing benefits to Mr. Byrd under certain benefit plans of MBL Bank until the expiration of the remaining term of his employment agreement, without giving effect to the notice of termination of employment.  If, following a change in control, as defined below, Mr. Byrd’s employment is terminated as a result of certain adverse actions taken with respect to his employment, or by MBL Bank other than for cause, disability, retirement or Mr. Byrd’s death, then he will be entitled to a cash severance payment equal to three times his annual compensation, plus the continuation of certain miscellaneous fringe benefits and payment of the lump sum cash payment under certain plans of MBL Bank until the expiration of the remaining term of his employment agreement as described above.  In the event of a change in control, the cash severance payment to Mr. Byrd is subject to reduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, as discussed below.

The employment agreement contains a non-compete provision that restricts Mr. Byrd’s employment and business activities if his employment with MBL Bank is terminated.  The non-compete provision, however, is not applicable if his employment is terminated for cause or following a change in control of Minden Bancorp.  Under the non-compete provision, Mr. Byrd may not become an officer, employee, consultant, director or trustee of another bank, or its affiliate, in Webster Parish or the surrounding parishes.  The non-compete provision of each employment agreement has a term of two years from the date of the executive officer’s termination of employment with MBL Bank.

A change in control is generally defined in the employment agreement to include any change in ownership of MBL Bank or Minden Bancorp, any change in the effective control of MBL Bank or Minden Bancorp, or a change in the ownership of a substantial portion of the assets of MBL Bank or Minden Bancorp, in each case as provided under Section 409A of the Internal Revenue Code.

The employment agreement provides that if any of the payments to be made under the employment agreement or otherwise upon termination of the executive officer’s employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits will be reduced by the minimum amount necessary to result in the payments not exceeding three times the recipient’s average annual compensation which was includable in the recipient’s gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and MBL Bank will be able to deduct such payments as compensation expense for federal income tax purposes.

Benefit Plans

Supplemental Executive Retirement Agreement.  MBL Bank entered into supplemental executive retirement agreements with Messrs. Evans and Burton and Ms. Harrell which were amended and restated in 2008 in order to comply with Section 409A of the Internal Revenue Code.  Under the agreement with Mr. Evans, in consideration for remaining in the employ of MBL Bank until attaining age 70, Mr. Evans will receive a supplemental annual benefit of $36,000 for a period of 10 years. Beginning in 2011, Mr. Evans commenced receiving payments pursuant to the supplemental executive retirement agreement in the amount of $3,000 per month. If Mr. Evans dies before the supplemental benefits are paid for 10 years, the remaining supplemental benefits will be paid to his beneficiary or estate over the remaining period. The unfunded plan represents only a promise on the part to pay the benefits thereunder and is subject to the claims of its creditors.

The agreements with Ms. Harrell and Mr. Burton are substantially similar to the agreement with Mr. Evans except that the service requirement is until age 65 rather than to age 70 and the annual supplemental benefit for each officer is $12,000 rather than $36,000, in each case to be paid for a period of 15 years rather than 10 years.  In the event that Ms. Harrell or Mr. Burton die after they retire but before the supplemental benefits are paid for 15 years, the remaining supplemental benefits will be paid to his or her beneficiary or estate over the remaining period. In the event Ms. Harrell or Mr. Burton die before retirement, their supplemental benefits will be paid to his or her beneficiary or estate over the 15-year period commencing in the month following death. In the event of Ms. Harrell’s or Mr. Burton’s disability, MBL Bank will pay the annual supplemental benefit for the 15 year period commencing in the month next following the determination of his or her disability.

During 2010, MBL Bank accrued approximately $58,000 in the aggregate with respect to its obligations under the agreements.

Related Party Transactions

MBL Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other proposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to MBL Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.   None of these loans are disclosed as non-accrual, past due, restructured or potential problem loans.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as MBL Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

Under Minden Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 16, 2011, certain information as to the common stock of Minden Bancorp beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to Minden Bancorp to be the beneficial owner of more than 5% of the issued and outstanding common stock; (ii) the Minden Bancorp, Inc. Employee Stock Ownership Plan;  (iii) the directors of Minden Bancorp; (iv) certain executive officers of Minden Bancorp; and (v) all directors and executive officers of Minden Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of May 16, 2011(1)		Percent of Common Stock
Minden Bancorp, Inc. Employee Stock Ownership Plan 100 MBL Bank Drive Minden, Louisiana 71055	121,115		5.1%

Directors:
Russell A. Adams(2)	29,270		1.2
Jack E. Byrd, Jr.(2)(3)	98,871		4.1
John P. Collins(2)(4)	60,410		2.5
A. David Evans(2)(5)	85,719		3.6
Michael S. Harper(6)	33,735		1.4
F. Dare Lott, Jr.(2)	55,556		2.3
Michael W. Wise(2)(7)	21,556		*
R. E. Woodard, III(2)(8)	88,075		3.7

Other Executive Officers:
Michael P. Burton(2)(9)	52,199		2.2
Becky T. Harrell(2)(10)	33,313		1.4

All Directors and Executive Officers of Minden Bancorp as a group (10 persons)	558,704	(11)	22.6
_______________________________
*       Represents less than 1% of the outstanding stock.

(1)
Based upon information furnished by the respective individuals.  Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.  None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(footnotes continued on next page)

_______________

(2) (a)	Includes options to acquire shares of Minden Bancorp common stock that are exercisable within 60 days of May 16, 2011, under our 2003 Stock Option Plan as follows:

Name	Number of Shares
Russell A. Adams	4,888
Jack E. Byrd, Jr.	11,276
John P. Collins	4,888
A. David Evans	28,318
F. Dare Lott, Jr.	4,888
Michael W. Wise	4,888
R.E. Woodard, III	4,888
Michael P. Burton	13,941
Becky T. Harrell	10,456

(b)
Includes shares over which the directors or officers have voting power but which have not vested which have been granted pursuant to our 2003 Recognition and Retention Plan and Trust Agreement and are held in the associated trust, as follows:

Name	Number of Shares
Jack E. Byrd, Jr.	6,844

(3)	Includes 15,000 shares held by Mr. Byrd’s spouse and 4,046 shares allocated to Mr. Byrd pursuant to the ESOP.

(4)	Includes 21,783 shares held by Mr. Collin’s spouse.

(5)	Includes 1,197 shares held by Mr. Evans’s spouse and 17,127 shares held by a private family foundation for which Mr. Evans serves as secretary/treasurer.

(6)	Includes 10,000 shares held in 401(k) Plan.

(7)	Includes 300 shares held by Mr. Wise’s minor children and 5,000 shares held in a 401(k) maintained by the accounting firm of which he is a joint owner.

(8)	Includes 60,207 shares held by a company in which Mr. Woodard owns a 13.5% interest.

(footnotes continued on next page)

 _________________

(9)	Includes 8,842 shares held jointly with his father, 392 shares held by Mr. Burton’s spouse, 2,617 shares held jointly with his spouse and 12,823 shares allocated to Mr. Burton pursuant to the ESOP.

(10)	Includes 43 shares held by Ms. Harrell’s daughter and 8,730 shares allocated to Ms. Harrell pursuant to the ESOP.

(11)	Includes options covering 88,431 shares which are exercisable within 60 days of March 15, 2011 and 25,599 shares allocated to executive officers pursuant to the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Minden Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of Minden Bancorp’s common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2010, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL TO ADOPT THE 2011 STOCK OPTION PLAN (Proposal Two)

General

On May 10, 2011, the Board of Directors adopted the 2011 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Minden Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance.  The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the “options”).  Options will be available for grant to officers, employees and directors of Minden Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that adoption of the Stock Option Plan is in the best interest of Minden Bancorp and our shareholders.  If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Minden Bancorp and MBL Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Messrs. Adams and Lott.

Number of Shares Covered by the Stock Option Plan.  A total of 123,836 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 8.88% of the shares of common stock sold in the second-step conversion and 5.2% of the total shares of common stock currently issued and outstanding.  The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively.  Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan.  In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Stock Options.  Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.  Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Minden Bancorp’s common stock).

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant’s employment or service with Minden Bancorp or any of our subsidiaries is terminated.  Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Minden Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (1) ten years after its date of grant or (2) one year after the date on which the optionee’s employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to five years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Minden Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Minden Bancorp following a change in control of Minden Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within 90 days after the date on which the optionee’s employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee’s spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Minden Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option.

Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from May 10, 2011, assuming approval of the Stock Option Plan by our shareholders.  Termination of the Stock Option Plan shall not affect any previously granted and outstanding options.

Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Minden Bancorp at any time as a result of such grant or exercise.  An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option.  With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Minden Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (“covered executives”).  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the “certification requirement”).

Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders.  The certification requirement is not necessary if these other requirements are satisfied.

The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Minden Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Minden Bancorp will recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders.  Shareholder approval of the Stock Option Plan will also satisfy the federal tax requirements.

Options to be Granted. The Board of Directors of Minden Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Minden Bancorp and MBL Bank.  As of the date hereof, no specific determination has been made as to allocation of grants.

The Board of Directors recommends that you vote FOR adoption of the 2011 Stock Option Plan.

PROPOSAL TO ADOPT THE 2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Three)

General

On May 10, 2011, the Board of Directors adopted the 2011 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Minden Bancorp to provide officers, employees and non-employee directors of Minden Bancorp and MBL Bank with a proprietary interest in Minden Bancorp and as an incentive to contribute to our success.  Officers, employees and non-employee directors of Minden Bancorp and MBL Bank who are selected by the Board of Directors of Minden Bancorp or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition and Retention Plan.  If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration.  A Committee of the Board of Directors of Minden Bancorp consisting of Messrs. Adams and Lott will administer the Recognition and Retention Plan.  The initial trustees of the Trust established pursuant to the Recognition and Retention Plan will be the same persons.

Number of Shares Covered by the Recognition and Retention Plan.  Upon shareholder approval of the Recognition and Retention Plan, Minden Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 49,534 shares of common stock, or 3.55% of the shares of common stock sold in the second-step offering and 2.00% of currently issued and outstanding shares of common stock.  It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Minden Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan.  The issuance of new shares by Minden Bancorp would be dilutive to the voting rights of existing shareholders and to Minden Bancorp’s book value per share and earnings per share.

Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant.  A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan.  However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust.  In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Minden Bancorp for reasons other than death, disability or change in control, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Minden Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient’s last day of employment or service with Minden Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Minden Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest.  A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards.  Minden Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation are excluded from the $1.0 million deduction limitation.  The restricted stock awards granted under the Recognition and Retention Plan will not be excluded from the $1.0 million limitation.  However, the Board of Directors believes that the likelihood of any impact on Minden Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Minden Bancorp will recognize compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.  In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Minden Bancorp’s compensation expense and will be a factor in determining Minden Bancorp’s earnings per share on a fully diluted basis.

Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.

Shares to be Granted.  The Board of Directors of Minden Bancorp adopted the Recognition and Retention Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Minden Bancorp and MBL Bank. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively.  Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.  Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the
2011 Recognition and Retention Plan and Trust Agreement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Four)

The Audit Committee of the Board of Directors of Minden Bancorp has appointed Heard McElroy & Vestal, LLP independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2011, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

We have been advised by Heard McElroy & Vestal, LLP that neither that firm nor any of its associates has any relationship with Minden Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  Heard McElroy & Vestal, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Heard McElroy & Vestal, LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Heard McElroy & Vestal, LLP is compatible with maintaining their independence.  During 2010, Heard McElroy & Vestal, LLP performed auditing services as well as reviewed our public filings.  The Audit Committee believes that Heard McElroy & Vestal, LLP’s performance of these services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to Heard McElroy & Vestal, LLP for professional services rendered in connection with the audit of Minden Bancorp’s consolidated financial statements for fiscal 2010 and 2009, as well as the fees paid by us to Heard McElroy & Vestal, LLP for audit-related services, tax services and all other services rendered during fiscal 2010 and 2009.

	Year Ended December 31,
	2010	2009
Audit fees (1)	$35,000	$37,500
Audit-related fees (2)	51,525	--
Tax fees (3)	7,500	7,500
All other fees	386	1,200
Total	$94,411	$46,200

___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)
Audit-related fees consist of fees incurred in connection with the review of the registration statement in connection with the second-step conversion of Minden Bancorp including conducting comfort procedures, issuance of consents related to the registration statement and the issuance of a tax opinion.

(3)	Tax fees consist primarily of fees paid with preparing federal and state tax returns and other tax related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Minden Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

Each new engagement of Heard McElroy & Vestal, LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR ratification of the appointment of
Heard McElroy & Vestal, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Minden Bancorp’s audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Minden Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

F. Dare Lott, Jr.
Michael W. Wise
R.E. Woodard, III

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Minden Bancorp relating to the next annual meeting of shareholders of Minden Bancorp expected to be held in May 2012, must be received at the principal executive offices of Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana, 71055, Attention: Beverly Mayfield, Corporate Secretary, no later than January 28, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Minden Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Article 8.D. of Minden Bancorp’s Articles of Incorporation.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices January 28, 2012.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations. Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2012, this notice must be received by January 28, 2012.  Each written notice of a shareholder nomination is required to set forth certain information specified in Article 5.F. of Minden Bancorp’s Articles of Incorporation.  We did not receive any shareholder nominations with respect to this Annual Meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Minden Bancorp, Inc., c/o Beverly Mayfield, Corporate Secretary, 100 MBL Bank Drive, Minden, Louisiana 71055.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended December 31, 2010 accompanies this proxy statement.  Such report is not part of the proxy solicitation materials.

Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2010.  Such written requests should be directed to Ms. Beverly Mayfield, Corporate Secretary, Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana 71055.  The Form 10-K is not a part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Minden Bancorp.  Minden Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Minden Bancorp’s common stock.

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Appendix A

MINDEN BANCORP, INC.

2011 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Minden Bancorp, Inc.  (the “Corporation”) hereby establishes this 2011 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           “Bank” means MBL Bank, the wholly owned subsidiary of the Corporation.

3.02           “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.03           “Board” means the Board of Directors of the Corporation.

3.04           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.05           “Code” means the Internal Revenue Code of 1986, as amended.

3.06           “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.07           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.08           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.09           “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.10           “Effective Date” means the date upon which the Board adopts this Plan.

3.11           “Emeritus Director” means a person appointed to serve as an emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15           “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16           “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17           “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Emeritus Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Emeritus Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19           “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20           “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21           “Option” means a right granted under this Plan to purchase Common Stock.

3.22           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23           “OTS” means the Office of Thrift Supervision.

3.24           “Retirement” means:

(a)           A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the MBL Bank 401(k) Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the MBL Bank 401(k) Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Emeritus Director.

(b)           With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Emeritus Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

3.25           “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02           Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03           Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04           Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Law and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06           Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V
ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01           Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 123,836.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.  During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02           Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01           Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02           Option Exercise Price.

(a)           Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b)           Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03           Vesting and Exercise of Options.

(a)           General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Emeritus Director) with the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)           Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Emeritus Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Emeritus Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04           Duration of Options.

(a)           General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) one (1) year after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding five (5) years.  In no event shall an Option be exercisable more than ten (10) years after its date of grant.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)           Exception for Termination Due to Disability, Retirement, Change in Control or Death.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Emeritus Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (five year term for options subject to Section 8.09(b)) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

(c)           Required Regulatory Provision.  Notwithstanding anything herein to the contrary, to the extent applicable, Officers and Directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. §565.4 or any successor thereto), is subject to an OTS enforcement action or receives a capital directive from the OTS under 12 C.F.R. §565.7.

8.05           Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.   For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06           Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07           Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

8.08           Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09           Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)           Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
ADJUSTMENTS FOR CAPITAL CHANGES

9.01           General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02           Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to applicable federal banking regulations and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI
EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII
WITHHOLDING

12.01           Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02           Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII
EFFECTIVE DATE OF THE PLAN; TERM

13.01           Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof.

13.02           Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder.  In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by shareholders of the Corporation.

ARTICLE XV
MISCELLANEOUS

To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

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Appendix B

MINDEN BANCORP, INC.

2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01           Minden Bancorp, Inc. (the “Corporation”) hereby establishes the 2011 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2011 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02           The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.  Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           “Bank” means MBL Bank, the wholly owned subsidiary of the Corporation.

3.02           “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.03           “Board” means the Board of Directors of the Corporation.

3.04           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.05           “Code” means the Internal Revenue Code of 1986, as amended.

3.06           “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.07           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.08           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.09           “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.10           “Effective Date” means the day upon which the Board adopts this Plan.

3.11           “Emeritus Director” means a person appointed to serve as an emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Emeritus Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Emeritus Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16           “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17           “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.18           “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.19           “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.20           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.21           “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall have all of the powers allocated to it in this and other sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02           Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03           Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

4.04           Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of  the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.   The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06           Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V
CONTRIBUTIONS

5.01           Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

5.02           Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 49,534 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation.  During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

6.01           Awards.  Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

6.02           Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.03           Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01           Earning Plan Shares; Forfeitures.

(a)           General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee.  If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Emeritus Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

(b)           Exception for Termination Due to Death, Disability or Change in Control.  Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Emeritus Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including, for purposes hereof, service as an Emeritus Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02           Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03           Distribution of Plan Shares.

(a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)           Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

(c)           Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)           Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04           Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.  Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05           Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

8.01           Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02           Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)           To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)           To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)           To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d)           To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e)           To employ brokers, agents, custodians, consultants and accountants.

(f)           To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g)           To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03           Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04           Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05           Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

9.01           Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02           Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein.  Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03           Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04           Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05           Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

9.06           Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation’s shareholders.

9.07           Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08           Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this __th day of   2011.

MINDEN BANCOPR, INC.		TRUSTEES:

By:		By:
	Jack E. Byrd, Jr.		Russell A. Adams
	Chairman, President and Chief Executive Officer		Trustee

By:
F. Dare Lott, Jr.
Trustee

[This page intentionally left blank]

REVOCABLE PROXY
MINDEN BANCORP, INC.
[X]    Please Mark Votes
         As in This Example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MINDEN BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2011 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Minden Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Minden Bancorp, Inc. held of record by the undersigned on May 16, 2011 at the Annual Meeting of Shareholders to be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana on Tuesday, July 12, 2011, at 8:15 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for a three-year term:

  [  ]    FOR                                    [  ]   WITHHOLD                                       [  ]       FOR ALL EXCEPT

Nominees for three-year term expiring in 2014:  A. David Evans and R.E. Woodard, III

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
__________________________________________________________________________________________________________

2.	PROPSAL to approve the adoption of the 2011 Stock Option Plan.

[  ]    FOR                                     [  ]   AGAINST                                             [  ]     ABSTAIN

3.	PROPOSAL to approve the adoption of the 2011 Recognition and Retention Plan and Trust Agreement.

[  ]    FOR                                     [  ]   AGAINST                                             [  ]     ABSTAIN

4.	PROPOSAL to ratify the appointment of Heard McElroy & Vestal, LLP as Minden Bancorp’s independent registered public accounting firm for the year ending December 31, 2011.

[  ]    FOR                                     [  ]   AGAINST                                             [  ]     ABSTAIN

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING → [  ]

The Board of Directors recommends that you vote “FOR” all the nominees listed above, “FOR” the approval of the 2011 Stock Option Plan, “FOR” the approval of the 2011 Recognition and Retention Plan and Trust Agreement and “FOR” the ratification of Heard McElroy & Vestal, LLP.

Please be sure to date this Proxy and sign in the box below.	Date
Shareholder sign above

▲                               Detach above card, sign, date and mail in postage paid envelope provided.                          ▲

MINDEN BANCORP, INC.

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF MINDEN BANCORP, INC.’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE 2011 STOCK OPTION PLAN, FOR APPROVAL OF THE 2011 RECOGNITION AND RETENTION PLAN, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Minden Bancorp, Inc. called for July 12, 2011, the accompanying proxy statement and the Annual Report on Form 10-K prior to the signing of this Proxy.

Please sign this Proxy exactly as your name(s) appear(s) on this Proxy.
When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

VOTING INSTRUCTION BALLOT MINDEN BANCORP, INC.
____________________
MINDEN BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN
[X] Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS ____________________
As in This Example

The undersigned hereby instructs the Trustees of the Minden Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) to vote, as designated below, all the shares of common stock of Minden Bancorp, Inc. allocated to my ESOP account as of May 16, 2011 at the Annual Meeting of Shareholders to be held at the main office of MBL Bank located at 100 MBL Bank Drive on Tuesday, July 12, 2011, at 8:15 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

 [  ]      FOR                                     [  ]      WITHHOLD                                  [  ]      FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2014:	A. David Evans and R.E. Woodard, III

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

_________________________________________________________________________________________________________

2.	PROPOSAL to approve the adoption of the 2011 Stock Option Plan.

[  ]      FOR                                      [  ]      AGAINST                                       [  ]     ABSTAIN

3.	PROPOSAL to approve the adoption of the 2011 Recognition and Retention Plan and Trust Agreement.

[  ]      FOR                                      [  ]      AGAINST                                       [  ]     ABSTAIN

4.	PROPOSAL to ratify the appointment of Heard McElroy & Vestal, LLP as Minden Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

[  ]      FOR                                      [  ]      AGAINST                                       [  ]     ABSTAIN

5.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all the nominees listed above, “FOR” the approval of the 2011 Stock Option Plan, “FOR” the approval of the 2011 Recognition and Retention Plan and Trust Agreement and “FOR” the ratification of Heard McElroy & Vestal, LLP.

Please be sure to sign and date this Card.	Date
Participant sign above

▲                            Detach above card, sign, date and mail in postage paid envelope provided.                              ▲

MINDEN BANCORP, INC.

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE SHARES OF MINDEN BANCORP, INC.’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE 2011 STOCK OPTION PLAN, FOR THE APPROVAL OF THE 2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT, FOR RATIFICATION OF MINDEN BANCORP, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Minden Bancorp, Inc. and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction ballot card.

Please sign this card exactly as your name appears on this card.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

May 27, 2011

To:	Participants in the Minden Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”)

Re:       Instructions for voting shares of common stock of Minden Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Minden Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Minden Bancorp allocated to your account(s) in Minden Bancorp’s ESOP will be voted. Please vote all the ballots you receive.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2010 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the plans by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Beverly Mayfield, the Corporate Secretary.

We urge each of you to vote, as a means of participating in the governance of the affairs of Minden Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Minden Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

/s/Jack E. Byrd, Jr.
Jack E. Byrd, Jr.
Chairman, President and Chief Executive Officer